UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

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Microvast Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware (State or Other Jurisdiction of Incorporation)	001-38826 (Commission File number)	83-2530757 (IRS Employer Identification No.)
12603 Southwest Freeway, Suite 300 Stafford, Texas 77477 (Address of Principal Executive Offices, including Zip Code)

(281) 491-9505
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	MVST	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	MVSTW	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

As previously disclosed in a Current Report on Form 8-K filed by Microvast Holdings, Inc. (the “Company”) on December 5, 2024 (File No. 001-38826), Lu Gao resigned from her role as the Company’s Chief Accounting Officer, effective January 31, 2025 (the “Effective Date”). Effective as of the Effective Date, the Company’s Board of Directors appointed Fariyal Khanbabi, the Company’s Chief Financial Officer, to serve as the Company’s Principal Accounting Officer.

Ms. Khanbabi, age 57, has served as the Company’s Chief Financial Officer since her appointment in October 2024. Prior to joining the Company, Ms. Khanbabi served as Group Chief Executive Officer of Dialight PLC (LSE: DIA) from August 2019 to August 2024. Prior to her promotion to CEO of Dialight, she held the position of Group Chief Financial Officer from September 2014 to August 2019. Prior to her tenure at Dialight, Ms. Khanbabi held several senior finance leadership roles, including serving as Chief Financial Officer at Harvest Energy from March 2009 to August 2014 and as Chief Financial Officer at Britannia Bulk Inc. from August 2006 to March 2009.

The Company did not enter into any plans, contracts or arrangements with Ms. Khanbabi in connection with her appointment as Principal Accounting Officer. There are no arrangements or understandings between Ms. Khanbabi and any other person pursuant to which Ms. Khanbabi was appointed as Principal Accounting Officer of the Company. There are no family relationships between Ms. Khanbabi and any director or executive officer of the Company, and she has no interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROVAST HOLDINGS, INC.

Date: February 6, 2025	By:	/s/ Isida Tushe
Name: Isida Tushe
Title: President, General Counsel and Corporate Secretary